361 Domestic Long/Short Equity Fund

Investor Class (ADMQX)

Class I (ADMZX)

Class Y (ADMWX)

361 Global Long/Short Equity Fund

Investor Class (AGAQX)

Class I (AGAZX)

Class Y (AGAWX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated November 5, 2021, to the Prospectus and

Statement of Additional Information (“SAI”) dated March 1, 2021, as amended April 1, 2021,

and the Summary Prospectuses, each dated March 2, 2021, as amended.

Wells Capital Management, Inc. (“WellsCap”) has served as the sub-advisor to the 361 Domestic Long/Short Equity Fund and 361 Global Long/Short Equity Fund (each a “Fund” and together, the “Funds”) since the commencement of each Fund’s operations. On November 1, 2021, Wells Fargo Asset Management, the parent company of WellsCap, was acquired by GTCR LLC and Reverence Capital Partners, L.P (the “Transaction”). In connection with of the Transaction, WellsCap’s name changed to Allspring Global Investments, LLC (“Allspring”). Accordingly, effective immediately, all references in the Prospectus, SAI and Summary Prospectuses to Wells Capital Management, Inc. as sub-advisor of the Funds are replaced with Allspring Global Investments, LLC.

The Transaction resulted in the termination of the then-current sub-advisory agreement between Hamilton Lane Advisors, L.L.C. (“Hamilton Lane”), the Funds’ investment advisor, and WellsCap with respect to each Fund. At a meeting held on June 15-16, 2021, the Board of Trustees of the Trust (the “Board”) considered and approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between Hamilton Lane and Allspring, effective as of the closing of the Transaction, pursuant to which Allspring (formerly, WellsCap) would continue to serve as the investment sub-advisor to each Fund, subject to the oversight of Hamilton Lane.

The Transaction did not result in any changes to either Fund’s investment objective, principal investment strategy or investment policies. In addition, the members of the portfolio management team that have managed each Fund since its inception continue to be members of the portfolio management team and continue to be responsible for the day-to-day management of each Fund’s portfolio. Under the New Sub-Advisory Agreement, Allspring receives the same compensation that WellsCap received with respect to each Fund under the previous sub-advisory agreement. All sub-advisory fees are paid by Hamilton Lane and not the Funds.

Please file this Supplement with your records.